HALE AND DORR LLP
                               Counsellors At Law

                                www.haledorr.com
                       60 STATE STREET o BOSTON, MA 02109
                         617-526-6000 o FAX 617-526-5000


                                        December 7, 2001



Fundamental Growth Fund
John Hancock Place
P.O. Box 111
Boston, MA  02177

John Hancock V.A. Mid Cap Growth Fund
101 Huntington Avenue
Boston, MA  02199

Ladies and Gentlemen:

      This opinion is being delivered to you in connection with the Agreement and Plan of Reorganization (the "Agreement"), made as of October 15, 2001 between Fundamental Growth Fund ("Acquiring Fund") and John Hancock V.A. Mid Cap Growth Fund ("Acquired Fund"). Pursuant to the Agreement, Acquiring Fund acquired all of the assets of Acquired Fund in exchange solely for (i) the assumption by Acquiring Fund of all of the liabilities of Acquired Fund (the "Acquired Fund Liabilities") and (ii) the issuance of shares of beneficial interest of Acquiring Fund (the "Acquiring Fund Shares") to Acquired Fund, followed by the distribution by Acquired Fund, in liquidation of Acquired Fund, of the Acquiring Fund Shares to the shareholders of Acquired Fund and the termination of Acquired Fund (the foregoing together constituting the "Transaction"). All section references, unless otherwise indicated, are to the United States Internal Revenue Code of 1986, as amended (the "Code").

      In rendering this opinion, we have examined and relied upon (i) the prospectus for Acquiring Fund, dated May 1, 2001; (ii) the statement of additional information for Acquiring Fund, dated May 1, 2001; (iii) the prospectus for Acquired Fund, dated May 1, 2001; (iv) the statement of additional information for Acquired Fund, dated May 1, 2001; (v) the Notice of Meeting of Shareholders Scheduled for December 5, 2001 and the accompanying proxy statement and prospectus on Form N-14 (the "Proxy Statement"); (vi) the Agreement; (vii) the tax representation certificates attached to the Agreement and relevant to this opinion (the "Representation Certificates"); and (viii) such other documents as we deemed necessary or relevant to our analysis.

      In our examination of documents, we have assumed the authenticity of original documents, the accuracy of copies, the genuineness of signatures, and the legal capacity of signatories. We have assumed that all parties to the Agreement and to any other documents examined by us have acted, and will act, in accordance with the terms of such Agreement and documents and that the Transaction will be consummated pursuant to the terms and conditions set forth in the Agreement without the waiver or modification of any such terms and conditions. Furthermore, we have assumed that all representations contained in the Agreement, as well as those representations contained in the Representation


--------------------------------------------------------------------------------

BOSTON         WASHINGTON, DC        NEW YORK          RESTON            LONDON*
--------------------------------------------------------------------------------
              Hale and Dorr LLP Includes Professional Corporations

                    * an independent joint venture law firm

Fundamental Growth Fund
John Hancock V.A. Mid Cap Growth Fund
December 7, 2001
Page 2


Certificates are, on the date hereof, and will be, at the consummation of the Transaction, true and complete in all material respects, and that any representation made in any of the documents referred to herein "to the best of the knowledge and belief" (or similar qualification) of any person or party is, and at the consummation of the Transaction will be, correct without such qualification. We have also assumed that as to all matters for which a person or entity has represented that such person is not a party to, does not have, or is not aware of any plan, intention, understanding or agreement, there is no such plan, intention, understanding or agreement. We have not attempted to verify independently such representations, but in the course of our representation, nothing has come to our attention that would cause us to question the accuracy thereof.

      The conclusions expressed herein represent our judgment regarding the proper treatment of the Transaction under the income tax laws of the United States based upon the Code, case law, Treasury Regulations, and the rulings and other pronouncements of the Internal Revenue Service (the "Service") in effect on the date of this opinion. No assurances can be given that such laws will not be amended or otherwise changed after the consummation of the Transaction or that such changes will not affect the conclusions expressed herein. Nevertheless, we undertake no responsibility to advise you of any developments after the consummation of the Transaction in the application or interpretation of the income tax laws of the United States.

      Our opinion represents our best judgment regarding how a court would decide if presented with the issues addressed herein and is not binding upon the Service or any court. Moreover, our opinion does not provide any assurance that a position taken in reliance on such opinion will not be challenged by the Service and does not constitute any representation or warranty that such position, if so challenged, will not be rejected by a court.

      This opinion addresses only the specific United States federal income tax consequences of the Transaction set forth below, and does not address any other federal, state, local, or foreign income, estate, gift, transfer, sales, or other tax consequences that may result from the Transaction or any other action (including any action taken in connection with the Transaction).

      On the basis of and subject to the foregoing and in reliance upon the representations, facts and assumptions described above, we are of the opinion that the acquisition by Acquiring Fund of all of the assets of Acquired Fund solely in exchange for the issuance of Acquiring Fund Shares to Acquired Fund and the assumption of the Acquired Fund Liabilities by Acquiring Fund, followed by the distribution by Acquired Fund, in liquidation of Acquired Fund, of Acquiring Fund Shares to Acquired Fund shareholders in exchange for their Acquired Fund Shares and the termination of Acquired Fund, will constitute a "reorganization" within the meaning of Section 368(a) of the Code.

      No opinion is expressed or implied regarding the federal income tax consequences to Acquiring Fund, Acquired Fund or the shareholders of Acquired Fund of the payment by the investment advisor of any reorganization expenses or of any conditions existing at the time of, effects resulting from, or other aspects of the Transaction, including but not limited to the availability of, or limitations on, any capital loss carryforwards of Acquired Fund, except as expressly set forth above.

BOSTON 1311124v1

Fundamental Growth Fund
John Hancock V.A. Mid Cap Growth Fund
December 7, 2001
Page 3


      This opinion is being delivered to you solely in connection with the closing condition set forth in Section 8.6 of the Agreement. It may not be relied upon for any other purpose or by any other person or entity, and may not be made available to any other person or entity without our prior written consent.


                                          Very truly yours,


                                          /s/HALE AND DORR LLP
                                          --------------------
                                          HALE AND DORR LLP

                                HALE AND DORR LLP
                               Counsellors At Law

                                www.haledorr.com
                       60 STATE STREET o BOSTON, MA 02109
                         617-526-6000 o FAX 617-526-5000



                                            December 7, 2001



Growth & Income Fund
John Hancock Place
P.O. Box 111
Boston, MA  02177

John Hancock V.A. Core Equity Fund
101 Huntington Avenue
Boston, MA  02199

Ladies and Gentlemen:

      This opinion is being delivered to you in connection with the Agreement and Plan of Reorganization (the "Agreement"), made as of October 15, 2001 between Growth & Income Fund ("Acquiring Fund") and John Hancock V.A. Core Equity Fund ("Acquired Fund"). Pursuant to the Agreement, Acquiring Fund acquired all of the assets of Acquired Fund in exchange solely for (i) the assumption by Acquiring Fund of all of the liabilities of Acquired Fund (the "Acquired Fund Liabilities") and (ii) the issuance of shares of beneficial interest of Acquiring Fund (the "Acquiring Fund Shares") to Acquired Fund, followed by the distribution by Acquired Fund, in liquidation of Acquired Fund, of the Acquiring Fund Shares to the shareholders of Acquired Fund and the termination of Acquired Fund (the foregoing together constituting the "Transaction"). All section references, unless otherwise indicated, are to the United States Internal Revenue Code of 1986, as amended (the "Code").

      In rendering this opinion, we have examined and relied upon (i) the prospectus for Acquiring Fund, dated May 1, 2001; (ii) the statement of additional information for Acquiring Fund, dated May 1, 2001; (iii) the prospectus for Acquired Fund, dated May 1, 2001; (iv) the statement of additional information for Acquired Fund, dated May 1, 2001; (v) the Notice of Meeting of Shareholders Scheduled for December 5, 2001 and the accompanying proxy statement and prospectus on Form N-14 (the "Proxy Statement"); (vi) the Agreement; (vii) the tax representation certificates attached to the Agreement and relevant to this opinion (the "Representation Certificates"); and (viii) such other documents as we deemed necessary or relevant to our analysis.

      In our examination of documents, we have assumed the authenticity of original documents, the accuracy of copies, the genuineness of signatures, and the legal capacity of signatories. We have assumed that all parties to the Agreement and to any other documents examined by us have acted, and will act, in accordance with the terms of such Agreement and documents and that the Transaction will be consummated pursuant to the terms and conditions set forth in the Agreement without the waiver or modification of any such terms and conditions. Furthermore, we have assumed that all representations contained in the Agreement, as well as those representations contained in the Representation

--------------------------------------------------------------------------------

BOSTON         WASHINGTON, DC        NEW YORK          RESTON            LONDON*
--------------------------------------------------------------------------------
              Hale and Dorr LLP Includes Professional Corporations

                    * an independent joint venture law firm

Growth & Income Fund
John Hancock V.A. Core Equity Fund
December 7, 2001
Page 2


Certificates are, on the date hereof, and will be, at the consummation of the Transaction, true and complete in all material respects, and that any representation made in any of the documents referred to herein "to the best of the knowledge and belief" (or similar qualification) of any person or party is, and at the consummation of the Transaction will be, correct without such qualification. We have also assumed that as to all matters for which a person or entity has represented that such person is not a party to, does not have, or is not aware of any plan, intention, understanding or agreement, there is no such plan, intention, understanding or agreement. We have not attempted to verify independently such representations, but in the course of our representation, nothing has come to our attention that would cause us to question the accuracy thereof.

      The conclusions expressed herein represent our judgment regarding the proper treatment of the Transaction under the income tax laws of the United States based upon the Code, case law, Treasury Regulations, and the rulings and other pronouncements of the Internal Revenue Service (the "Service") in effect on the date of this opinion. No assurances can be given that such laws will not be amended or otherwise changed after the consummation of the Transaction or that such changes will not affect the conclusions expressed herein. Nevertheless, we undertake no responsibility to advise you of any developments after the consummation of the Transaction in the application or interpretation of the income tax laws of the United States.

      Our opinion represents our best judgment regarding how a court would decide if presented with the issues addressed herein and is not binding upon the Service or any court. Moreover, our opinion does not provide any assurance that a position taken in reliance on such opinion will not be challenged by the Service and does not constitute any representation or warranty that such position, if so challenged, will not be rejected by a court.

      This opinion addresses only the specific United States federal income tax consequences of the Transaction set forth below, and does not address any other federal, state, local, or foreign income, estate, gift, transfer, sales, or other tax consequences that may result from the Transaction or any other action (including any action taken in connection with the Transaction).

      On the basis of and subject to the foregoing and in reliance upon the representations, facts and assumptions described above, we are of the opinion that the acquisition by Acquiring Fund of all of the assets of Acquired Fund solely in exchange for the issuance of Acquiring Fund Shares to Acquired Fund and the assumption of the Acquired Fund Liabilities by Acquiring Fund, followed by the distribution by Acquired Fund, in liquidation of Acquired Fund, of Acquiring Fund Shares to Acquired Fund shareholders in exchange for their Acquired Fund Shares and the termination of Acquired Fund, will constitute a "reorganization" within the meaning of Section 368(a) of the Code.

      No opinion is expressed or implied regarding the federal income tax consequences to Acquiring Fund, Acquired Fund or the shareholders of Acquired Fund of the payment by the investment advisor of any reorganization expenses or of any conditions existing at the time of, effects resulting from, or other aspects of the Transaction, including but not limited to the availability of, or limitations on, any capital loss carryforwards of Acquired Fund, except as expressly set forth above.

Growth & Income Fund
John Hancock V.A. Core Equity Fund
December 7, 2001
Page 3



      This opinion is being delivered to you solely in connection with the closing condition set forth in Section 8.6 of the Agreement. It may not be relied upon for any other purpose or by any other person or entity, and may not be made available to any other person or entity without our prior written consent.


                                            Very truly yours,


                                            /s/HALE AND DORR LLP
                                            --------------------
                                            HALE AND DORR LLP

                                HALE AND DORR LLP
                               Counsellors At Law

                                www.haledorr.com
                       60 STATE STREET o BOSTON, MA 02109
                         617-526-6000 o FAX 617-526-5000



                                                 December 7, 2001



Small Cap Growth Fund
John Hancock Place
P.O. Box 111
Boston, MA  02177

John Hancock V.A. Small Cap Growth Fund
101 Huntington Avenue
Boston, MA  02199

Ladies and Gentlemen:

      This opinion is being delivered to you in connection with the Agreement and Plan of Reorganization (the "Agreement"), made as of October 15, 2001 between Small Cap Growth Fund ("Acquiring Fund") and John Hancock V.A. Small Cap Growth Fund ("Acquired Fund"). Pursuant to the Agreement, Acquiring Fund acquired all of the assets of Acquired Fund in exchange solely for (i) the assumption by Acquiring Fund of all of the liabilities of Acquired Fund (the "Acquired Fund Liabilities") and (ii) the issuance of shares of beneficial interest of Acquiring Fund (the "Acquiring Fund Shares") to Acquired Fund, followed by the distribution by Acquired Fund, in liquidation of Acquired Fund, of the Acquiring Fund Shares to the shareholders of Acquired Fund and the termination of Acquired Fund (the foregoing together constituting the "Transaction"). All section references, unless otherwise indicated, are to the United States Internal Revenue Code of 1986, as amended (the "Code").

      In rendering this opinion, we have examined and relied upon (i) the prospectus for Acquiring Fund, dated May 1, 2001; (ii) the statement of additional information for Acquiring Fund, dated May 1, 2001; (iii) the prospectus for Acquired Fund, dated May 1, 2001; (iv) the statement of additional information for Acquired Fund, dated May 1, 2001; (v) the Notice of Meeting of Shareholders Scheduled for December 5, 2001 and the accompanying proxy statement and prospectus on Form N-14 (the "Proxy Statement"); (vi) the Agreement; (vii) the tax representation certificates attached to the Agreement and relevant to this opinion (the "Representation Certificates"); and (viii) such other documents as we deemed necessary or relevant to our analysis.

      In our examination of documents, we have assumed the authenticity of original documents, the accuracy of copies, the genuineness of signatures, and the legal capacity of signatories. We have assumed that all parties to the Agreement and to any other documents examined by us have acted, and will act, in accordance with the terms of such Agreement and documents and that the Transaction will be consummated pursuant to the terms and conditions set forth in the Agreement without the waiver or modification of any such terms and conditions. Furthermore, we have assumed that all representations contained in the Agreement, as well as those representations contained in the Representation

--------------------------------------------------------------------------------

BOSTON         WASHINGTON, DC        NEW YORK          RESTON            LONDON*
--------------------------------------------------------------------------------
              Hale and Dorr LLP Includes Professional Corporations

                    * an independent joint venture law firm

Small Cap Growth Fund
John Hancock V.A. Small Cap Growth Fund
December 7, 2001
Page 2


Certificates are, on the date hereof, and will be, at the consummation of the Transaction, true and complete in all material respects, and that any representation made in any of the documents referred to herein "to the best of the knowledge and belief" (or similar qualification) of any person or party is, and at the consummation of the Transaction will be, correct without such qualification. We have also assumed that as to all matters for which a person or entity has represented that such person is not a party to, does not have, or is not aware of any plan, intention, understanding or agreement, there is no such plan, intention, understanding or agreement. We have not attempted to verify independently such representations, but in the course of our representation, nothing has come to our attention that would cause us to question the accuracy thereof.

      The conclusions expressed herein represent our judgment regarding the proper treatment of the Transaction under the income tax laws of the United States based upon the Code, case law, Treasury Regulations, and the rulings and other pronouncements of the Internal Revenue Service (the "Service") in effect on the date of this opinion. No assurances can be given that such laws will not be amended or otherwise changed after the consummation of the Transaction or that such changes will not affect the conclusions expressed herein. Nevertheless, we undertake no responsibility to advise you of any developments after the consummation of the Transaction in the application or interpretation of the income tax laws of the United States.

      Our opinion represents our best judgment regarding how a court would decide if presented with the issues addressed herein and is not binding upon the Service or any court. Moreover, our opinion does not provide any assurance that a position taken in reliance on such opinion will not be challenged by the Service and does not constitute any representation or warranty that such position, if so challenged, will not be rejected by a court.

      This opinion addresses only the specific United States federal income tax consequences of the Transaction set forth below, and does not address any other federal, state, local, or foreign income, estate, gift, transfer, sales, or other tax consequences that may result from the Transaction or any other action (including any action taken in connection with the Transaction).

      On the basis of and subject to the foregoing and in reliance upon the representations, facts and assumptions described above, we are of the opinion that the acquisition by Acquiring Fund of all of the assets of Acquired Fund solely in exchange for the issuance of Acquiring Fund Shares to Acquired Fund and the assumption of the Acquired Fund Liabilities by Acquiring Fund, followed by the distribution by Acquired Fund, in liquidation of Acquired Fund, of Acquiring Fund Shares to Acquired Fund shareholders in exchange for their Acquired Fund Shares and the termination of Acquired Fund, will constitute a "reorganization" within the meaning of Section 368(a) of the Code.

      No opinion is expressed or implied regarding the federal income tax consequences to Acquiring Fund, Acquired Fund or the shareholders of Acquired Fund of the payment by the investment advisor of any reorganization expenses or of any conditions existing at the time of, effects resulting from, or other aspects of the Transaction, including but not limited to the availability of, or limitations on, any capital loss carryforwards of Acquired Fund, except as expressly set forth above.

Small Cap Growth Fund
John Hancock V.A. Small Cap Growth Fund
December 7, 2001
Page 3



      This opinion is being delivered to you solely in connection with the closing condition set forth in Section 8.6 of the Agreement. It may not be relied upon for any other purpose or by any other person or entity, and may not be made available to any other person or entity without our prior written consent.


                                         Very truly yours,


                                         /s/HALE AND DORR LLP
                                         --------------------
                                         HALE AND DORR LLP

                                HALE AND DORR LLP
                               Counsellors At Law

                                www.haledorr.com
                       60 STATE STREET o BOSTON, MA 02109
                         617-526-6000 o FAX 617-526-5000




                                            December 7, 2001



Active Bond Fund
John Hancock Place
P.O. Box 111
Boston, MA  02177

John Hancock V.A. Bond Fund
101 Huntington Avenue
Boston, MA  02199

Ladies and Gentlemen:

      This opinion is being delivered to you in connection with the Agreement and Plan of Reorganization (the "Agreement"), made as of October 15, 2001 between Active Bond Fund ("Acquiring Fund") and John Hancock V.A. Bond Fund ("Acquired Fund"). Pursuant to the Agreement, Acquiring Fund acquired all of the assets of Acquired Fund in exchange solely for (i) the assumption by Acquiring Fund of all of the liabilities of Acquired Fund (the "Acquired Fund Liabilities") and (ii) the issuance of shares of beneficial interest of Acquiring Fund (the "Acquiring Fund Shares") to Acquired Fund, followed by the distribution by Acquired Fund, in liquidation of Acquired Fund, of the Acquiring Fund Shares to the shareholders of Acquired Fund and the termination of Acquired Fund (the foregoing together constituting the "Transaction"). All section references, unless otherwise indicated, are to the United States Internal Revenue Code of 1986, as amended (the "Code").

      In rendering this opinion, we have examined and relied upon (i) the prospectus for Acquiring Fund, dated May 1, 2001; (ii) the statement of additional information for Acquiring Fund, dated May 1, 2001; (iii) the prospectus for Acquired Fund, dated May 1, 2001; (iv) the statement of additional information for Acquired Fund, dated May 1, 2001; (v) the Notice of Meeting of Shareholders Scheduled for December 5, 2001 and the accompanying proxy statement and prospectus on Form N-14 (the "Proxy Statement"); (vi) the Agreement; (vii) the tax representation certificates attached to the Agreement and relevant to this opinion (the "Representation Certificates"); and (viii) such other documents as we deemed necessary or relevant to our analysis.

      In our examination of documents, we have assumed the authenticity of original documents, the accuracy of copies, the genuineness of signatures, and the legal capacity of signatories. We have assumed that all parties to the Agreement and to any other documents examined by us have acted, and will act, in accordance with the terms of such Agreement and documents and that the Transaction will be consummated pursuant to the terms and conditions set forth in the Agreement without the waiver or modification of any such terms and conditions. Furthermore, we have assumed that all representations contained in the Agreement, as well as those representations contained in the Representation

--------------------------------------------------------------------------------

BOSTON         WASHINGTON, DC        NEW YORK          RESTON            LONDON*
--------------------------------------------------------------------------------
              Hale and Dorr LLP Includes Professional Corporations

                    * an independent joint venture law firm

Active Bond Fund
John Hancock V.A. Bond Fund
December 7, 2001
Page 2


Certificates are, on the date hereof, and will be, at the consummation of the Transaction, true and complete in all material respects, and that any representation made in any of the documents referred to herein "to the best of the knowledge and belief" (or similar qualification) of any person or party is, and at the consummation of the Transaction will be, correct without such qualification. We have also assumed that as to all matters for which a person or entity has represented that such person is not a party to, does not have, or is not aware of any plan, intention, understanding or agreement, there is no such plan, intention, understanding or agreement. We have not attempted to verify independently such representations, but in the course of our representation, nothing has come to our attention that would cause us to question the accuracy thereof.

      The conclusions expressed herein represent our judgment regarding the proper treatment of the Transaction under the income tax laws of the United States based upon the Code, case law, Treasury Regulations, and the rulings and other pronouncements of the Internal Revenue Service (the "Service") in effect on the date of this opinion. No assurances can be given that such laws will not be amended or otherwise changed after the consummation of the Transaction or that such changes will not affect the conclusions expressed herein. Nevertheless, we undertake no responsibility to advise you of any developments after the consummation of the Transaction in the application or interpretation of the income tax laws of the United States.

      Our opinion represents our best judgment regarding how a court would decide if presented with the issues addressed herein and is not binding upon the Service or any court. Moreover, our opinion does not provide any assurance that a position taken in reliance on such opinion will not be challenged by the Service and does not constitute any representation or warranty that such position, if so challenged, will not be rejected by a court.

      This opinion addresses only the specific United States federal income tax consequences of the Transaction set forth below, and does not address any other federal, state, local, or foreign income, estate, gift, transfer, sales, or other tax consequences that may result from the Transaction or any other action (including any action taken in connection with the Transaction).

      On the basis of and subject to the foregoing and in reliance upon the representations, facts and assumptions described above, we are of the opinion that the acquisition by Acquiring Fund of all of the assets of Acquired Fund solely in exchange for the issuance of Acquiring Fund Shares to Acquired Fund and the assumption of the Acquired Fund Liabilities by Acquiring Fund, followed by the distribution by Acquired Fund, in liquidation of Acquired Fund, of Acquiring Fund Shares to Acquired Fund shareholders in exchange for their Acquired Fund Shares and the termination of Acquired Fund, will constitute a "reorganization" within the meaning of Section 368(a) of the Code.

      No opinion is expressed or implied regarding the federal income tax consequences to Acquiring Fund, Acquired Fund or the shareholders of Acquired Fund of the payment by the investment advisor of any reorganization expenses or of any conditions existing at the time of, effects resulting from, or other aspects of the Transaction, including but not limited to the availability of, or limitations on, any capital loss carryforwards of Acquired Fund, except as expressly set forth above.

Active Bond Fund
John Hancock V.A. Bond Fund
December 7, 2001
Page 3

      This opinion is being delivered to you solely in connection with the closing condition set forth in Section 8.6 of the Agreement. It may not be relied upon for any other purpose or by any other person or entity, and may not be made available to any other person or entity without our prior written consent.


                                                Very truly yours,


                                                /s/HALE AND DORR LLP
                                                --------------------
                                                HALE AND DORR LLP

                                HALE AND DORR LLP
                               Counsellors At Law

                                www.haledorr.com
                       60 STATE STREET o BOSTON, MA 02109
                         617-526-6000 o FAX 617-526-5000




                                               December 7, 2001



Growth & Income Fund
John Hancock Place
P.O. Box 111
Boston, MA  02177

John Hancock V.A. Large Cap Growth Fund
101 Huntington Avenue
Boston, MA  02199

Ladies and Gentlemen:

      This opinion is being delivered to you in connection with the Agreement and Plan of Reorganization (the "Agreement"), made as of October 15, 2001 between Growth & Income Fund ("Acquiring Fund") and John Hancock V.A. Large Cap Growth Fund ("Acquired Fund"). Pursuant to the Agreement, Acquiring Fund acquired all of the assets of Acquired Fund in exchange solely for (i) the assumption by Acquiring Fund of all of the liabilities of Acquired Fund (the "Acquired Fund Liabilities") and (ii) the issuance of shares of beneficial interest of Acquiring Fund (the "Acquiring Fund Shares") to Acquired Fund, followed by the distribution by Acquired Fund, in liquidation of Acquired Fund, of the Acquiring Fund Shares to the shareholders of Acquired Fund and the termination of Acquired Fund (the foregoing together constituting the "Transaction"). All section references, unless otherwise indicated, are to the United States Internal Revenue Code of 1986, as amended (the "Code").

      In rendering this opinion, we have examined and relied upon (i) the prospectus for Acquiring Fund, dated May 1, 2001; (ii) the statement of additional information for Acquiring Fund, dated May 1, 2001; (iii) the prospectus for Acquired Fund, dated May 1, 2001; (iv) the statement of additional information for Acquired Fund, dated May 1, 2001; (v) the Notice of Meeting of Shareholders Scheduled for December 5, 2001 and the accompanying proxy statement and prospectus on Form N-14 (the "Proxy Statement"); (vi) the Agreement; (vii) the tax representation certificates attached to the Agreement and relevant to this opinion (the "Representation Certificates"); and (viii) such other documents as we deemed necessary or relevant to our analysis.

      In our examination of documents, we have assumed the authenticity of original documents, the accuracy of copies, the genuineness of signatures, and the legal capacity of signatories. We have assumed that all parties to the Agreement and to any other documents examined by us have acted, and will act, in accordance with the terms of such Agreement and documents and that the Transaction will be consummated pursuant to the terms and conditions set forth in the Agreement without the waiver or modification of any such terms and conditions. Furthermore, we have assumed that all representations contained in the Agreement, as well as those representations contained in the Representation

--------------------------------------------------------------------------------

BOSTON         WASHINGTON, DC        NEW YORK          RESTON            LONDON*
--------------------------------------------------------------------------------
              Hale and Dorr LLP Includes Professional Corporations

                    * an independent joint venture law firm

Growth & Income Fund
John Hancock V.A. Large Cap Growth Fund
December 7, 2001
Page 2


Certificates are, on the date hereof, and will be, at the consummation of the Transaction, true and complete in all material respects, and that any representation made in any of the documents referred to herein "to the best of the knowledge and belief" (or similar qualification) of any person or party is, and at the consummation of the Transaction will be, correct without such qualification. We have also assumed that as to all matters for which a person or entity has represented that such person is not a party to, does not have, or is not aware of any plan, intention, understanding or agreement, there is no such plan, intention, understanding or agreement. We have not attempted to verify independently such representations, but in the course of our representation, nothing has come to our attention that would cause us to question the accuracy thereof.

      The conclusions expressed herein represent our judgment regarding the proper treatment of the Transaction under the income tax laws of the United States based upon the Code, case law, Treasury Regulations, and the rulings and other pronouncements of the Internal Revenue Service (the "Service") in effect on the date of this opinion. No assurances can be given that such laws will not be amended or otherwise changed after the consummation of the Transaction or that such changes will not affect the conclusions expressed herein. Nevertheless, we undertake no responsibility to advise you of any developments after the consummation of the Transaction in the application or interpretation of the income tax laws of the United States.

      Our opinion represents our best judgment regarding how a court would decide if presented with the issues addressed herein and is not binding upon the Service or any court. Moreover, our opinion does not provide any assurance that a position taken in reliance on such opinion will not be challenged by the Service and does not constitute any representation or warranty that such position, if so challenged, will not be rejected by a court.

      This opinion addresses only the specific United States federal income tax consequences of the Transaction set forth below, and does not address any other federal, state, local, or foreign income, estate, gift, transfer, sales, or other tax consequences that may result from the Transaction or any other action (including any action taken in connection with the Transaction).

      On the basis of and subject to the foregoing and in reliance upon the representations, facts and assumptions described above, we are of the opinion that the acquisition by Acquiring Fund of all of the assets of Acquired Fund solely in exchange for the issuance of Acquiring Fund Shares to Acquired Fund and the assumption of the Acquired Fund Liabilities by Acquiring Fund, followed by the distribution by Acquired Fund, in liquidation of Acquired Fund, of Acquiring Fund Shares to Acquired Fund shareholders in exchange for their Acquired Fund Shares and the termination of Acquired Fund, will constitute a "reorganization" within the meaning of Section 368(a) of the Code.

      No opinion is expressed or implied regarding the federal income tax consequences to Acquiring Fund, Acquired Fund or the shareholders of Acquired Fund of the payment by the investment advisor of any reorganization expenses or of any conditions existing at the time of, effects resulting from, or other aspects of the Transaction, including but not limited to the availability of, or limitations on, any capital loss carryforwards of Acquired Fund, except as expressly set forth above.

Growth & Income Fund
John Hancock V.A. Large Cap Growth Fund
December 7, 2001
Page 3

      This opinion is being delivered to you solely in connection with the closing condition set forth in Section 8.6 of the Agreement. It may not be relied upon for any other purpose or by any other person or entity, and may not be made available to any other person or entity without our prior written consent.


                                          Very truly yours,


                                          /s/HALE AND DORR LLP
                                          --------------------
                                          HALE AND DORR LLP

                                HALE AND DORR LLP
                               Counsellors At Law

                                www.haledorr.com
                       60 STATE STREET o BOSTON, MA 02109
                         617-526-6000 o FAX 617-526-5000




                                                December 14, 2001



Money Market Fund
John Hancock Place
P.O. Box 111
Boston, MA  02177

John Hancock V.A. Money Market Fund
101 Huntington Avenue
Boston, MA  02199

Ladies and Gentlemen:

      This opinion is being delivered to you in connection with the Agreement and Plan of Reorganization (the "Agreement"), made as of October 15, 2001 between Money Market Fund ("Acquiring Fund") and John Hancock V.A. Money Market Fund ("Acquired Fund"). Pursuant to the Agreement, Acquiring Fund acquired all of the assets of Acquired Fund in exchange solely for (i) the assumption by Acquiring Fund of all of the liabilities of Acquired Fund (the "Acquired Fund Liabilities") and (ii) the issuance of shares of beneficial interest of Acquiring Fund (the "Acquiring Fund Shares") to Acquired Fund, followed by the distribution by Acquired Fund, in liquidation of Acquired Fund, of the Acquiring Fund Shares to the shareholders of Acquired Fund and the termination of Acquired Fund (the foregoing together constituting the "Transaction"). All section references, unless otherwise indicated, are to the United States Internal Revenue Code of 1986, as amended (the "Code").

      In rendering this opinion, we have examined and relied upon (i) the prospectus for Acquiring Fund, dated May 1, 2001; (ii) the statement of additional information for Acquiring Fund, dated May 1, 2001; (iii) the prospectus for Acquired Fund, dated May 1, 2001; (iv) the statement of additional information for Acquired Fund, dated May 1, 2001; (v) the Notice of Meeting of Shareholders Scheduled for December 5, 2001 and the accompanying proxy statement and prospectus on Form N-14 (the "Proxy Statement"); (vi) the Agreement; (vii) the tax representation certificates attached to the Agreement and relevant to this opinion (the "Representation Certificates"); and (viii) such other documents as we deemed necessary or relevant to our analysis.

      In our examination of documents, we have assumed the authenticity of original documents, the accuracy of copies, the genuineness of signatures, and the legal capacity of signatories. We have assumed that all parties to the Agreement and to any other documents examined by us have acted, and will act, in accordance with the terms of such Agreement and documents and that the Transaction will be consummated pursuant to the terms and conditions set forth in the Agreement without the waiver or modification of any such terms and conditions. Furthermore, we have assumed that all representations contained in the Agreement, as well as those representations contained in the Representation

--------------------------------------------------------------------------------

BOSTON         WASHINGTON, DC        NEW YORK          RESTON            LONDON*
--------------------------------------------------------------------------------
              Hale and Dorr LLP Includes Professional Corporations

                    * an independent joint venture law firm

Money Market Fund
John Hancock V.A. Money Market Fund
December 14, 2001
Page 2


Certificates are, on the date hereof, and will be, at the consummation of the Transaction, true and complete in all material respects, and that any representation made in any of the documents referred to herein "to the best of the knowledge and belief" (or similar qualification) of any person or party is, and at the consummation of the Transaction will be, correct without such qualification. We have also assumed that as to all matters for which a person or entity has represented that such person is not a party to, does not have, or is not aware of any plan, intention, understanding or agreement, there is no such plan, intention, understanding or agreement. We have not attempted to verify independently such representations, but in the course of our representation, nothing has come to our attention that would cause us to question the accuracy thereof.

      The conclusions expressed herein represent our judgment regarding the proper treatment of the Transaction under the income tax laws of the United States based upon the Code, case law, Treasury Regulations, and the rulings and other pronouncements of the Internal Revenue Service (the "Service") in effect on the date of this opinion. No assurances can be given that such laws will not be amended or otherwise changed after the consummation of the Transaction or that such changes will not affect the conclusions expressed herein. Nevertheless, we undertake no responsibility to advise you of any developments after the consummation of the Transaction in the application or interpretation of the income tax laws of the United States.

      Our opinion represents our best judgment regarding how a court would decide if presented with the issues addressed herein and is not binding upon the Service or any court. Moreover, our opinion does not provide any assurance that a position taken in reliance on such opinion will not be challenged by the Service and does not constitute any representation or warranty that such position, if so challenged, will not be rejected by a court.

      This opinion addresses only the specific United States federal income tax consequences of the Transaction set forth below, and does not address any other federal, state, local, or foreign income, estate, gift, transfer, sales, or other tax consequences that may result from the Transaction or any other action (including any action taken in connection with the Transaction).

      On the basis of and subject to the foregoing and in reliance upon the representations, facts and assumptions described above, we are of the opinion that the acquisition by Acquiring Fund of all of the assets of Acquired Fund solely in exchange for the issuance of Acquiring Fund Shares to Acquired Fund and the assumption of the Acquired Fund Liabilities by Acquiring Fund, followed by the distribution by Acquired Fund, in liquidation of Acquired Fund, of Acquiring Fund Shares to Acquired Fund shareholders in exchange for their Acquired Fund Shares and the termination of Acquired Fund, will constitute a "reorganization" within the meaning of Section 368(a) of the Code.

      No opinion is expressed or implied regarding the federal income tax consequences to Acquiring Fund, Acquired Fund or the shareholders of Acquired Fund of the payment by the investment advisor of any reorganization expenses or of any conditions existing at the time of, effects resulting from, or other aspects of the Transaction, including but not limited to the availability of, or limitations on, any capital loss carryforwards of Acquired Fund, except as expressly set forth above.

Money Market Fund
John Hancock V.A. Money Market Fund
December 14, 2001
Page 3

      This opinion is being delivered to you solely in connection with the closing condition set forth in Section 8.6 of the Agreement. It may not be relied upon for any other purpose or by any other person or entity, and may not be made available to any other person or entity without our prior written consent.


                                               Very truly yours,


                                               /s/HALE AND DORR LLP
                                               --------------------
                                               HALE AND DORR LLP

                                HALE AND DORR LLP
                               Counsellors At Law

                                www.haledorr.com
                       60 STATE STREET o BOSTON, MA 02109
                         617-526-6000 o FAX 617-526-5000




                                              December 14, 2001



International Equity Fund
John Hancock Place
P.O. Box 111
Boston, MA  02177

John Hancock V.A. International Fund
101 Huntington Avenue
Boston, MA  02199

Ladies and Gentlemen:

      This opinion is being delivered to you in connection with the Agreement and Plan of Reorganization (the "Agreement"), made as of October 15, 2001 between International Equity Fund ("Acquiring Fund") and John Hancock V.A. International Fund ("Acquired Fund"). Pursuant to the Agreement, Acquiring Fund acquired all of the assets of Acquired Fund in exchange solely for (i) the assumption by Acquiring Fund of all of the liabilities of Acquired Fund (the "Acquired Fund Liabilities") and (ii) the issuance of shares of beneficial interest of Acquiring Fund (the "Acquiring Fund Shares") to Acquired Fund, followed by the distribution by Acquired Fund, in liquidation of Acquired Fund, of the Acquiring Fund Shares to the shareholders of Acquired Fund and the termination of Acquired Fund (the foregoing together constituting the "Transaction"). All section references, unless otherwise indicated, are to the United States Internal Revenue Code of 1986, as amended (the "Code").

      In rendering this opinion, we have examined and relied upon (i) the prospectus for Acquiring Fund, dated May 1, 2001; (ii) the statement of additional information for Acquiring Fund, dated May 1, 2001; (iii) the prospectus for Acquired Fund, dated May 1, 2001; (iv) the statement of additional information for Acquired Fund, dated May 1, 2001; (v) the Notice of Meeting of Shareholders Scheduled for December 5, 2001 and the accompanying proxy statement and prospectus on Form N-14 (the "Proxy Statement"); (vi) the Agreement; (vii) the tax representation certificates attached to the Agreement and relevant to this opinion (the "Representation Certificates"); and (viii) such other documents as we deemed necessary or relevant to our analysis.

      In our examination of documents, we have assumed the authenticity of original documents, the accuracy of copies, the genuineness of signatures, and the legal capacity of signatories. We have assumed that all parties to the Agreement and to any other documents examined by us have acted, and will act, in accordance with the terms of such Agreement and documents and that the Transaction will be consummated pursuant to the terms and conditions set forth in the Agreement without the waiver or modification of any such terms and conditions. Furthermore, we have assumed that all representations contained in the Agreement, as well as those representations contained in the Representation

--------------------------------------------------------------------------------

BOSTON         WASHINGTON, DC        NEW YORK          RESTON            LONDON*
--------------------------------------------------------------------------------
              Hale and Dorr LLP Includes Professional Corporations

                    * an independent joint venture law firm

International Equity Fund
John Hancock V.A. International Fund
December 14, 2001
Page 2


Certificates are, on the date hereof, and will be, at the consummation of the Transaction, true and complete in all material respects, and that any representation made in any of the documents referred to herein "to the best of the knowledge and belief" (or similar qualification) of any person or party is, and at the consummation of the Transaction will be, correct without such qualification. We have also assumed that as to all matters for which a person or entity has represented that such person is not a party to, does not have, or is not aware of any plan, intention, understanding or agreement, there is no such plan, intention, understanding or agreement. We have not attempted to verify independently such representations, but in the course of our representation, nothing has come to our attention that would cause us to question the accuracy thereof.

      The conclusions expressed herein represent our judgment regarding the proper treatment of the Transaction under the income tax laws of the United States based upon the Code, case law, Treasury Regulations, and the rulings and other pronouncements of the Internal Revenue Service (the "Service") in effect on the date of this opinion. No assurances can be given that such laws will not be amended or otherwise changed after the consummation of the Transaction or that such changes will not affect the conclusions expressed herein. Nevertheless, we undertake no responsibility to advise you of any developments after the consummation of the Transaction in the application or interpretation of the income tax laws of the United States.

      Our opinion represents our best judgment regarding how a court would decide if presented with the issues addressed herein and is not binding upon the Service or any court. Moreover, our opinion does not provide any assurance that a position taken in reliance on such opinion will not be challenged by the Service and does not constitute any representation or warranty that such position, if so challenged, will not be rejected by a court.

      This opinion addresses only the specific United States federal income tax consequences of the Transaction set forth below, and does not address any other federal, state, local, or foreign income, estate, gift, transfer, sales, or other tax consequences that may result from the Transaction or any other action (including any action taken in connection with the Transaction).

      On the basis of and subject to the foregoing and in reliance upon the representations, facts and assumptions described above, we are of the opinion that the acquisition by Acquiring Fund of all of the assets of Acquired Fund solely in exchange for the issuance of Acquiring Fund Shares to Acquired Fund and the assumption of the Acquired Fund Liabilities by Acquiring Fund, followed by the distribution by Acquired Fund, in liquidation of Acquired Fund, of Acquiring Fund Shares to Acquired Fund shareholders in exchange for their Acquired Fund Shares and the termination of Acquired Fund, will constitute a "reorganization" within the meaning of Section 368(a) of the Code.

      No opinion is expressed or implied regarding the federal income tax consequences to Acquiring Fund, Acquired Fund or the shareholders of Acquired Fund of the payment by the investment advisor of any reorganization expenses or of any conditions existing at the time of, effects resulting from, or other aspects of the Transaction, including but not limited to the availability of, or limitations on, any capital loss carryforwards of Acquired Fund, except as expressly set forth above.

International Equity Fund
John Hancock V.A. International Fund
December 14, 2001
Page 3


      This opinion is being delivered to you solely in connection with the closing condition set forth in Section 8.6 of the Agreement. It may not be relied upon for any other purpose or by any other person or entity, and may not be made available to any other person or entity without our prior written consent.


                                              Very truly yours,


                                              /s/HALE AND DORR LLP
                                              --------------------
                                              HALE AND DORR LLP

                                HALE AND DORR LLP
                               Counsellors At Law

                                www.haledorr.com
                       60 STATE STREET o BOSTON, MA 02109
                         617-526-6000 o FAX 617-526-5000



                                         December 14, 2001



Equity Index Fund
John Hancock Place
P.O. Box 111
Boston, MA  02177

John Hancock V.A. 500 Index Fund
101 Huntington Avenue
Boston, MA  02199

Ladies and Gentlemen:

      This opinion is being delivered to you in connection with the Agreement and Plan of Reorganization (the "Agreement"), made as of October 15, 2001 between Equity Index Fund ("Acquiring Fund") and John Hancock V.A. 500 Index Fund ("Acquired Fund"). Pursuant to the Agreement, Acquiring Fund acquired all of the assets of Acquired Fund in exchange solely for (i) the assumption by Acquiring Fund of all of the liabilities of Acquired Fund (the "Acquired Fund Liabilities") and (ii) the issuance of shares of beneficial interest of Acquiring Fund (the "Acquiring Fund Shares") to Acquired Fund, followed by the distribution by Acquired Fund, in liquidation of Acquired Fund, of the Acquiring Fund Shares to the shareholders of Acquired Fund and the termination of Acquired Fund (the foregoing together constituting the "Transaction"). All section references, unless otherwise indicated, are to the United States Internal Revenue Code of 1986, as amended (the "Code").

      In rendering this opinion, we have examined and relied upon (i) the prospectus for Acquiring Fund, dated May 1, 2001; (ii) the statement of additional information for Acquiring Fund, dated May 1, 2001; (iii) the prospectus for Acquired Fund, dated May 1, 2001; (iv) the statement of additional information for Acquired Fund, dated May 1, 2001; (v) the Notice of Meeting of Shareholders Scheduled for December 5, 2001 and the accompanying proxy statement and prospectus on Form N-14 (the "Proxy Statement"); (vi) the Agreement; (vii) the tax representation certificates attached to the Agreement and relevant to this opinion (the "Representation Certificates"); and (viii) such other documents as we deemed necessary or relevant to our analysis.

      In our examination of documents, we have assumed the authenticity of original documents, the accuracy of copies, the genuineness of signatures, and the legal capacity of signatories. We have assumed that all parties to the Agreement and to any other documents examined by us have acted, and will act, in accordance with the terms of such Agreement and documents and that the Transaction will be consummated pursuant to the terms and conditions set forth in the Agreement without the waiver or modification of any such terms and conditions. Furthermore, we have assumed that all representations contained in the Agreement, as well as those representations contained in the Representation

--------------------------------------------------------------------------------

BOSTON         WASHINGTON, DC        NEW YORK          RESTON            LONDON*
--------------------------------------------------------------------------------
              Hale and Dorr LLP Includes Professional Corporations

                    * an independent joint venture law firm

Equity Index Fund
John Hancock V.A. 500 Index Fund
December 14, 2001
Page 2


Certificates are, on the date hereof, and will be, at the consummation of the Transaction, true and complete in all material respects, and that any representation made in any of the documents referred to herein "to the best of the knowledge and belief" (or similar qualification) of any person or party is, and at the consummation of the Transaction will be, correct without such qualification. We have also assumed that as to all matters for which a person or entity has represented that such person is not a party to, does not have, or is not aware of any plan, intention, understanding or agreement, there is no such plan, intention, understanding or agreement. We have not attempted to verify independently such representations, but in the course of our representation, nothing has come to our attention that would cause us to question the accuracy thereof.

      The conclusions expressed herein represent our judgment regarding the proper treatment of the Transaction under the income tax laws of the United States based upon the Code, case law, Treasury Regulations, and the rulings and other pronouncements of the Internal Revenue Service (the "Service") in effect on the date of this opinion. No assurances can be given that such laws will not be amended or otherwise changed after the consummation of the Transaction or that such changes will not affect the conclusions expressed herein. Nevertheless, we undertake no responsibility to advise you of any developments after the consummation of the Transaction in the application or interpretation of the income tax laws of the United States.

      Our opinion represents our best judgment regarding how a court would decide if presented with the issues addressed herein and is not binding upon the Service or any court. Moreover, our opinion does not provide any assurance that a position taken in reliance on such opinion will not be challenged by the Service and does not constitute any representation or warranty that such position, if so challenged, will not be rejected by a court.

      This opinion addresses only the specific United States federal income tax consequences of the Transaction set forth below, and does not address any other federal, state, local, or foreign income, estate, gift, transfer, sales, or other tax consequences that may result from the Transaction or any other action (including any action taken in connection with the Transaction).

      On the basis of and subject to the foregoing and in reliance upon the representations, facts and assumptions described above, we are of the opinion that the acquisition by Acquiring Fund of all of the assets of Acquired Fund solely in exchange for the issuance of Acquiring Fund Shares to Acquired Fund and the assumption of the Acquired Fund Liabilities by Acquiring Fund, followed by the distribution by Acquired Fund, in liquidation of Acquired Fund, of Acquiring Fund Shares to Acquired Fund shareholders in exchange for their Acquired Fund Shares and the termination of Acquired Fund, will constitute a "reorganization" within the meaning of Section 368(a) of the Code.

      No opinion is expressed or implied regarding the federal income tax consequences to Acquiring Fund, Acquired Fund or the shareholders of Acquired Fund of the payment by the investment advisor of any reorganization expenses or of any conditions existing at the time of, effects resulting from, or other aspects of the Transaction, including but not limited to the availability of, or limitations on, any capital loss carryforwards of Acquired Fund, except as expressly set forth above.

Equity Index Fund
John Hancock V.A. 500 Index Fund
December 14, 2001
Page 3


      This opinion is being delivered to you solely in connection with the closing condition set forth in Section 8.6 of the Agreement. It may not be relied upon for any other purpose or by any other person or entity, and may not be made available to any other person or entity without our prior written consent.


                                               Very truly yours,


                                               /s/HALE AND DORR LLP
                                               --------------------
                                               HALE AND DORR LLP